UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	(811-3627)

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110 Lutherville, MD			21093-4641
(Address of principal executive offices)			(Zip code)

Mr. Charles vK. Carlson, President 2330 West Joppa Road, Suite 110 Lutherville, MD 21093-4641
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(410) 823-5353

Date of fiscal year end:	December 31, 2005

Date of reporting period:	December 31, 2005

Item 1. Report to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2005

This report is authorized for distribution

only to shareholders who have received a

copy of the official Prospectus of the

Greenspring Fund, Incorporated.

Greenspring Fund, Incorporated

February 2006

Dear Fellow Shareholders:

We are pleased to present Greenspring Fund’s year-end report for 2005.

PERFORMANCE REVIEW

The Greenspring Fund posted positive performance during 2005, attaining a series of record highs throughout the year. All of the asset classes in the portfolio - common stock, preferred stock, and convertible securities – produced positive performances.

The Greenspring Fund strives to provide steady consistent performance for its shareholders. By managing the portfolio in a risk-averse manner, during good markets and bad, we seek to shield shareholders from the volatility of the equity markets. The chart below shows some indication that we were able to achieve our goal of providing more consistently positive performance than that achieved by the major equity indices during 2005.

Number of Months
with Positive Performance**
during 2005

Greenspring Fund	8 out of 12
Dow Jones	5 out of 12
S & P 500	7 out of 12
NASDAQ	4 out of 12

Greenspring Fund Performance for the Periods Ended December 31, 2005

1 Year	6.57%
3 Years*	15.01%
5 Years*	9.53%
10 Years*	9.11%
Since inception on 7/1/83*	11.14%

* annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or visiting the Fund’s web site. The Fund imposes a 2.00% redemption fee for shares held 60 days or less.

The Fund’s investment objectives, risks, and charges and expenses must be considered carefully before investing.

**Total returns (%) during each month in 2005 beginning January 2005 are as follows: Greenspring Fund: -0.96, 1.90, -1.68, -3.45, 1.41, 2.73, 3.59, 1.23, 1.36, -0.69, 0.79, 0.36. Dow Jones: -2.59, 2.92, -2.31, -2.81, 2.97, -1.69, 3.72, -1.19, 0.94, -1.09, 3.92, -0.70. S & P 500: -2.44, 2.10, -1.77, -1.90, 3.18, 0.14, 3.72, -0.91, 0.81, -1.67, 3.78, 0.03. NASDAQ: -5.13, -0.45, -2.49, -3.81, 7.70, -0.47, 6.29, -1.43, 0.05, -1.39, 5.38, -1.16.

The major stock market averages struggled during much of the year, but managed to end 2005 in positive territory. The stock market averages are off to a strong start so far in 2006 and have recently recorded near-term highs. However, the indices remain far below their all-time highs, which were set during 2000. The accompanying chart shows the gap between the indices’ all-time highs and their year-end 2005 values.

Index	Decline from Record High	Record High Date
Dow Jones	-9%	January 14, 2000
S & P 500	-18%	March 24, 2000
NASDAQ	-56%	March 10, 2000

PORTFOLIO REVIEW

The Greenspring Fund’s common stocks provided the largest positive impact to the Fund’s performance during the year, with the Fund’s investments in the energy sector producing the largest gains. The best-performing equity was the common stock of Suncor Energy, a security purchased in June of 2004. Suncor is a Canadian-based company that produces oil from one of the world’s largest petroleum reserves, the Canadian oil sands. Suncor pioneered the production of oil from oil sands in 1967 and has grown production significantly over the years. While overall production volumes were reduced in 2005 due to a major fire at a production facility, repairs were completed in September and a plant expansion came on line in the fourth quarter allowing Suncor to end 2005 with record daily oil production. Additional expansion plans are currently underway to further increase oil production. Oil sands reserves are plentiful but more expensive to produce than conventional oil. High oil prices have focused attention on the value of Suncor’s oil sands reserves. Profits and cash flow are increasing substantially, providing Suncor the opportunity to expand production while maintaining a very healthy balance sheet. During 2005, the Fund’s investment in Suncor Energy provided gains to the Greenspring Fund of about $2.7 million through a combination of capital appreciation and dividends.

Greenspring Fund Top 10 Holdings	% of Net Assets as of 12/31/05
Brooks Automation 4.75% Convertible Bonds	5.5%
BISYS Group, Inc. 4% Convertible Bonds	4.5%
Suncor Energy Inc.	3.9%
Quanta Services 4% Convertible Bonds	3.8%
Mercury Interactive 4.75% Convertible Bonds	3.4%
Veeco Instruments 4.125% Convertible Bonds	3.0%
FTI Consulting Inc.	2.9%
Michael Baker Corp.	2.9%
NGP Capital Resources	2.8%
Wabash National Corp.	2.5%

The security with the second largest impact on the Greenspring Fund’s performance during 2005 was the common stock of Radyne Corporation, a small-cap stock that the Fund initially purchased during May of 2004. Our interest in Radyne at the time of purchase was derived from its strong strategic position in the satellite and communications equipment markets, its cash-rich, debt-free balance sheet, high profit margins, and its entrepreneurial management. Since our initial purchases, the Company posted better-than-expected earnings results and completed an acquisition that positioned the Company in a broader range of the communications products industry. The stock has responded well, and in 2005, provided Greenspring Fund’s shareholders with unrealized and realized gains of approximately $1.9 million.

Although the magnitude of the Fund’s gains far exceeded that of its losses, we were not without notable disappointments as well. By far the largest decliner during 2005 was the common stock of Nabi Biopharmaceuticals. The cause of its sharp price decline in early November was the Company’s announcement that a Phase 3 study of its Staphvax drug (a vaccine for the prevention of Staph infection) had not reached the desired endpoint. This result surprised the investment community, and us, because an earlier Phase 3 study had produced very promising results. During the year, the decline in Nabi’s stock price cost Greenspring Fund’s shareholders about $1.9 million.

Partially offsetting this stinging disappointment was the fact that on the day of the announcement, Nabi’s convertible bonds also dropped in price, allowing us the opportunity to initiate a position in the bonds at attractive levels. With Nabi having more cash than debt, an FDA-approved production facility, a small but profitable pharmaceutical business, and other valuable assets, we felt that the decline in the bonds had been overdone. The bonds moved higher after our purchase, and provided a small gain to the Greenspring Fund during 2005. Subsequent to the end of the year, both the common stock and convertible bonds rallied, and, by the end of January 2006, the Fund sold its entire position in both the common stock and convertible bonds of Nabi. Although the performance of Nabi was a major disappointment during the year, the Fund had sold a significant portion of its position prior to 2005 at higher prices. Therefore, the Fund was still able to realize an annualized return of approximately 5% since our first purchases of Nabi common stock in March of 2002.

Throughout the year, the Greenspring Fund continued to maintain significant positions in high-yielding convertible bonds. These bonds provided steady positive total return performance in the mid-single digit range during 2005, despite a rather challenging interest rate environment. The Federal Reserve’s continuation of an ongoing series of increases in the Federal Funds rate (the rate of interest that banks may charge each other on overnight loans) presented obstacles for investors in short-term fixed income investments. Since June of 2004, when the Fed Funds rate was at a 45-year low, the Fed has raised this benchmark rate 13 times! In 2005 alone, the Fed executed eight quarterpoint increases, raising the rate from 2.25% to 4.25%.

Another significant development in the bond market during the year was the changing of the relationship between short-term and long-term interest rates. Typically, there is a gap between short-term (lower) and long-term (higher) rates. Many financial institutions, such as banks, exploit this gap by “borrowing short and lending long.” However, during 2005, this gap compressed significantly and actually “inverted” near the end of the year – meaning that short-term rates were higher than long-term rates. An inverted yield curve is a very unusual occurrence that presents significant challenges to the profits of financial companies. Furthermore, inverted yield curves have often preceded recessionary times.

Looking ahead in 2006, we share the consensus opinion that the series of Fed-induced increases in short-term interest rates will slow or end early in the year. The performance of the Fund’s short-term high-yielding convertible bonds should benefit from not having to “lean into the wind” of rising short-term rates. Despite a harsh environment for short-term interest rates in 2005, the Fund’s bond portfolio provided consistent positive performance during the year and exceeded the performance of most other fixed income investments of similar duration. This performance was aided by many early bond redemptions that were driven, not necessarily by corporations’ opportunities to refinance their debt at lower rates, but by the excess cash flow that many corporations generated from their strong corporate profits.

The Greenspring Fund experienced steady growth in its assets during 2005 due to positive performance from the investment portfolio and net inflows from new and existing shareholders. As assets have grown, we have adhered to our value-oriented, risk-averse, total return investment philosophy, and we will continue to stay true to the Fund’s long-practiced investment principles. We remain focused on discovering undervalued securities, whether they are common stocks (of various market capitalizations), preferred stocks, convertible bonds, and/or straight corporate bonds. If we cannot find securities that meet our standards, we will hold cash reserves in short-term interest-bearing securities until opportunities are uncovered that we believe offer the appropriate risk/reward characteristics. Additionally, we will continue to explain to you, our fellow shareholders, the rationale for our investment strategies, and offer all shareholders and advisors the personalized service that we feel is, unfortunately, too infrequently experienced by investors in today’s world.

We thank you for your continued confidence in the Greenspring Fund and wish all of our fellow shareholders a healthy and prosperous 2006.

Respectfully,

Charles vK. Carlson
President

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies. The S&P 500 index consists primarily of large-capitalization stocks. The NASDAQ Composite Index represents the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter. You cannot invest directly in an index.

Distributed by Quasar Distributors, LLC (2/06)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Greenspring Fund (the “Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available at www.greenspringfund.com or by calling
1-800-366-3863 toll free. The Fund imposes a 2.00% redemption fee for shares held 60 days or less.

The benchmarks to which the Greenspring Fund is compared in the accompanying chart were changed from the Morningstar High Yield Bond Index and Morningstar Moderate Allocation Index to the Lipper Flexible Portfolio Fund Index. The Lipper Flexible Portfolio Fund Index is an unmanaged index of the 30 largest funds in the Lipper Flexible Portfolio Fund category, which includes funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. You cannot invest directly in an index. The Fund is categorized by Lipper as a Flexible Portfolio Fund. The Adviser believes that this index more accurately represents the investment style of the Fund. Hypothetical $10,000 investments in the Morningstar High Yield Bond Index and the Morningstar Moderate Allocation Index at December 31, 1995 would have values of $17,248 and $20,102, respectively, as of December 31, 2005.

Expense Example For the Six Months Ended December 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees if you redeem within 60 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/2005 - 12/31/2005).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During the Period 7/1/2005 – 12/31/2005*
Actual	$1,000	$1,068	$5.89
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.75

* Expenses are equal to the Fund’s annualized expense ratio of 1.13%, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2005

Shares		Value
COMMON STOCKS 45.6%

Biotechnology: 0.3%
165,600	Nabi Biopharmaceuticals*	$559,728

Building Products: 0.6%
38,400	Griffon Corp.*	914,304

Business & Professional Services: 2.9%
165,450	FTI Consulting, Inc.*	4,539,948

Commerical Banks: 1.7%
18,000	American National Bankshares, Inc.	423,090
6,100	Columbia Bancorp	251,625
26,190	Provident Bankshares Corp.	884,436
14,476	SunTrust Banks, Inc.	1,053,274
		2,612,425

Communications Equipment: 2.6%
94,700	Digi International, Inc.*	993,403
207,801	Radyne Corp.*	3,027,661
		4,021,064

Construction & Engineering: 4.3%
33,900	EMCOR Group, Inc.*	2,289,267
175,525	Michael Baker Corp.*	4,484,664
		6,773,931

Diversified Financial Services: 0.8%
23,000	CIT Group, Inc.	1,190,940

Diversified Gas Utilities: 2.5%
108,400	Energen Corp.	3,937,088

Electric Utilities: 1.8%
99,000	PPL Corp.	2,910,600

Electrical Equipment: 0.4%
8,700	Emerson Electric Co.	649,890

Environmental Services: 2.9%
363,000	Allied Waste Industries, Inc.*	3,172,620
108,500	Waste Industries USA, Inc.	1,397,480
		4,570,100

Insurance: 7.7%
11,300	Assurant, Inc.	$491,437
383,900	KMG America Corp.*	3,524,202
34,450	PartnerRe, Ltd.#	2,262,331
226,184	United America Indemnity, Ltd.*	4,152,738
37,050	W.R. Berkley Corp.	1,764,321
		12,195,029

Insurance Brokers: 1.9%
218,000	USI Holdings Corp.*	3,001,860

Machinery: 0.4%
20,000	Pentair, Inc.	690,400

Metals & Mining: 1.6%
156,700	Brush Engineered Materials, Inc.*	2,491,530

Oil & Gas Exploration & Production: 6.2%
7,800	Burlington Resources, Inc.	672,360
63,800	Energy Partners, Ltd.*	1,390,202
22,280	EOG Resources, Inc.	1,634,684
96,000	Suncor Energy, Inc.#	6,060,480
		9,757,726

Real Estate: 0.4%
4,500	First Potomac Realty Trust	119,700
27,500	Urstadt Biddle Properties, Inc. - Class A	445,775
		565,475

Thrifts & Mortgage Finance: 0.8%
30,000	Washington Mutual, Inc.	1,305,000

Transportation: 5.8%
141,287	Rush Enterprises, Inc - Class A*	2,102,351
172,199	Rush Enterprises, Inc. - Class B*	2,479,666
28,200	SCS Transportation, Inc.*	599,250
209,050	Wabash National Corp.	3,982,402
		9,163,669

TOTAL COMMON STOCKS
(cost $48,147,299)		71,850,707

See Accompanying Notes to Financial Statements.

Shares / Principal		Value
INVESTMENT COMPANIES: 2.8%
338,862	NGP Capital Resources Co. (cost $4,647,215)	$4,449,258

PREFERRED STOCKS: 0.9%

Real Estate: 0.9%
4,900	Apartment Investment & Management Co. - Series Q, 10.100%	124,117
19,900	Apartment Investment & Management Co. - Series R, 10.000%	507,848
1,800	Colonial Properties Trust - Series C, 9.250%	45,567
26,375	Corporate Office Properties Trust - Series E, 10.250%	668,870
5,000	PS Business Parks, Inc. - Series D, 9.500% (cost $1,523,935)	126,850
		1,473,252

CONVERTIBLE BONDS: 41.8%

Biotechnology: 3.7%
$3,020,000	CuraGen Corp., 6.000%, 2/2/07	$2,936,950
3,923,000	Nabi Biopharmaceuticals, 2.875%, 4/15/25	2,917,731
		5,854,681

Communications Equipment: 2.3%
3,895,000	Ciena Corp., 3.750%, 2/1/08	3,593,137

Computer Storage & Peripherals: 1.1%
1,516,000	Brocade Communications Systems, Inc., 2.000%, 1/1/07	1,500,840
303,000	Emulex Corp., 0.250%, 12/15/23	290,122
		1,790,962

Construction & Engineering: 3.8%
6,190,000	Quanta Services, Inc., 4.000%, 7/1/07	6,004,300

Data Processing & Outsourced Services: 4.6%
7,188,000	The Bisys Group, Inc., 4.000%, 3/15/06	7,152,060

Diversified Financial Services: 0.6%
$979,000	E*Trade Financial Corp., 6.000%, 2/1/07	$993,685

Environmental Services: 1.1%
1,975,000	Allied Waste Industries, Inc., 4.250%, 4/15/34	1,718,250
Pharmaceuticals: 6.6%
582,000	King Pharmaceuticals, Inc., 2.750%, 11/15/21	568,178
2,081,000	Millennium Pharmaceuticals, Inc., 5.500%, 1/15/07	2,070,595
2,088,000	Nektar Therapeutics, 5.000%, 2/8/07	2,077,560
2,313,000	Nektar Therapeutics, 3.500%, 10/17/07	2,278,305
3,387,000	Sepracor, Inc., 5.000%, 2/15/07	3,382,766
		10,377,404

Semiconductor Equipment: 9.1%
996,000	Agere Systems, Inc., 6.500%, 12/15/09	984,795
8,870,000	Brooks Automation, Inc., 4.750%, 6/1/08	8,570,637
5,043,000	Veeco Instruments, Inc., 4.125%, 12/21/08	4,759,331
		14,314,763

Semiconductors: 1.8%
5,868,000	Atmel Corp., 0.000%, 5/23/21	2,845,980

Software: 7.1
2,838,000	BEA Systems, Inc., 4.000%, 12/15/06	2,802,525
5,570,000	Mercury Interactive Corp., 4.750%, 7/1/07	5,368,088
2,485,000	Mercury Interactive Corp., 0.000%, 5/1/08	2,494,319
574,000	Wind River Systems, Inc., 3.750%, 12/15/06	582,610
		11,247,542

TOTAL CONVERTIBLE BONDS
(cost $65,538,813)		65,892,764

See Accompanying Notes to Financial Statements.

Shares		Value
SHORT-TERM INVESTMENTS: 8.9%

Money Market Investments: 8.9%
6,884,948	AIM Liquid Assets	$6,884,948
7,055,438	AIM STIC Prime Portfolio	7,055,438

TOTAL SHORT-TERM INVESTMENTS (cost $13,940,386)		13,940,386

TOTAL INVESTMENTS IN SECURITIES (cost $133,797,648): 100.0%		157,606,367

Liabilities in Excess of Other Assets: (0.0)%		(20,180)

NET ASSETS: 100.0%		$157,586,187

*Non-income producing securities.

#U.S. security of foreign issuer.

See Accompanying Notes to Financial Statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2005

ASSETS
Investments in securities, at value (cost $133,797,648)	$157,606,367
Receivables:
Securities sold	47,779
Fund shares sold	612,601
Dividends and interest	992,184
Prepaid expenses	19,367
Total assets	159,278,298
LIABILITIES
Payables:
Securities purchased	1,472,382
Fund shares redeemed	9,764
Due to Adviser (Note 5)	103,612
Accrued expenses	106,353
Total liabilities	1,692,111

NET ASSETS	$157,586,187

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	7,304,664

Net asset value, offering and redemption price per share	$21.57
COMPONENTS OF NET ASSETS
Capital stock at par value	$73,047
Paid-in capital	133,391,483
Undistributed net investment income	268,236
Undistributed net realized gain on investments	44,702
Net unrealized appreciation on investments	23,808,719
NET ASSETS	$157,586,187

See Accompanying Notes to Financial Statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Year Ended December 31, 2005

INVESTMENT INCOME
Income
Interest	$4,129,901
Dividends (net of foreign withholding taxes of $5,013)	659,309
Total income	4,789,210

Expenses
Advisory fees (Note 5)	1,038,993
Transfer agent fees	160,926
Administration fees - Corbyn (Note 5)	93,423
Legal fees	81,956
Administration fees	64,798
Reports to shareholders	36,322
Custody fees	24,962
Fund accounting fees	22,221
Audit fees	21,500
Blue sky fees	19,519
Directors fees	13,004
Insurance fees	11,447
Miscellaneous fees	10,540
Registration fees	1,947
Total expenses	1,601,558
Net investment income	3,187,652

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	29,849
Capital gain distribution from regulated investment company	14,542
Change in net unrealized appreciation/depreciation on investments	5,452,448
Net realized and unrealized gain on investments	5,496,839
Net increase in net assets resulting from operations	$8,684,491

See Accompanying Notes to Financial Statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,187,652	$3,120,101
Net realized gain on investments	29,849	2,611,166
Capital gain distribution from regulated investment company	14,542	54,744
Change in net unrealized appreciation/depreciation on investments	5,452,448	4,596,801
Net increase in net assests resulting from operations	8,684,491	10,382,812
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,956,950)	(3,378,779)
From net realized gain	(1,601,408)	(1,186,604)
Total distrubutions to shareholders	(4,558,358)	(4,565,383)
CAPITAL SHARE TRANSACTIONS
Net increase in net assests derived from net change in outstanding shares (a)+	20,973,422	17,326,198
Total increase in net assets	25,099,555	23,143,627
NET ASSETS
Beginning of year	132,486,632	109,343,005
End of year (including undistributed net investment income of $268,236 and $32,829, respectively)	$157,586,187	$132,486,632

(a) A summary of capital share transactions is as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Value	Shares	Value
Shares sold	2,444,787	$51,392,901	2,390,115	$48,385,098
Shares issued in reinvestment of distributions	202,409	4,291,396	212,946	4,297,481
Shares redeemed +	(1,679,277)	(34,710,875)	(1,743,851)	(35,356,381)
Net increase	967,919	$20,973,422	859,210	$17,326,198

+ Net of redemption fees of $12,352 and $10,318, respectively.

See Accompanying Notes to Financial Statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$20.91	$19.96	$15.70	$17.74	$16.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.47	0.52	0.53	0.88	0.93
Net realized and unrealized gain (loss) on investments	0.88	1.18	4.34	(1.98)	0.79
Total from investment operations	1.35	1.70	4.87	(1.10)	1.72
LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.56)	(0.61)	(0.94)	(0.96)
From net realized gain	(0.25)	(0.19)	—	—	—
Total distributions	(0.69)	(0.75)	(0.61)	(0.94)	(0.96)
Paid-in capital from redemption fees (Note 1)	—*	—*	—*	—*	—
Net asset value, end of year	$21.57	$20.91	$19.96	$15.70	$17.74
Total return	6.57%	8.69%	31.34%	(5.99)%	10.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$157.6	$132.5	$109.3	$51.3	$50.7
Ratio of expenses to average net assets	1.16%	1.06%	1.14%	1.19%	1.19%
Ratio of net investment income to average net assets	2.30%	2.60%	3.44%	5.33%	5.04%
Portfolio turnover rate	36.22%	35.21%	102.43%	78.58%	89.41%

* Amount less than $0.01 per share.

See Accompanying Notes to Financial Statements.

Greenspring Fund, Incorporated

Notes to Financial Statements - December 31, 2005

Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price or the official closing price for certain markets on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn Investment Management (the “Adviser”) to be
over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost, which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be valued at market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Redemption fees - The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund is intended for long-term investors. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary. However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading. Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies. The Fund reserves the right to reject combined or omnibus orders in whole or in part.

The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.

The fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

Risk of loss arising from indemnifications - In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 - Dividends and Distributions

It is the Fund’s policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 20, 2005 an income dividend of $0.23000 per share and a long-term capital gain distribution of $0.10316 per share were declared, payable on July 21, 2005, to shareholders of record on July 19, 2005. Additionally, on December 14, 2005, an income dividend of $0.21000 per share was declared, payable on December 15, 2005 to shareholders of record on December 13, 2005. The tax character of distributions paid during the years ended December 31, 2005 and 2004 were as follows:

	December 31, 2005	December 31, 2004
Distributions paid from:
Ordinary income	$2,956,950	$3,378,779
Long-term capital gain	1,601,408	1,186,604

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

Note 3 - Purchases and Sales of Investments

For the year ended December 31, 2005, purchases and sales of investments, other than short-term investments, aggregated $57,662,732 and $47,634,485, respectively.

Note 4 - Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$133,850,207

Gross tax unrealized appreciation	25,700,847
Gross tax unrealized depreciation	(1,944,687)
Net tax unrealized appreciation	23,756,160

Undistributed ordinary income	320,795
Undistributed long-term capital gain	44,702
Total distributable earnings	365,497

Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$24,121,657

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2005, the Fund increased undistributed net investment income by $4,705, increased undistributed net realized gain on investments by $313, and decreased paid-in capital by $5,018.

Unaudited – For taxable, non-corporate shareholders, the distributed income representing qualified dividend income subject to the 15% rate category as of December 31, 2005 is 18.23%.

Note 5 - Transactions with Related Parties

Corbyn Investment Management, Inc. (“Corbyn”) serves as the Fund’s investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. For the year ended December 31, 2005, the Fund incurred $1,038,993 in advisory fees.

Between January 1, 2005 and June 30, 2005, Corbyn also served as the Fund’s administrator. As administrator, Corbyn provided administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund paid Corbyn a fee of $2,500 per month plus 0.10% of average daily net assets up to $50 million, 0.075% of average daily net assets between $50 million and $200 million and 0.05% of average daily net assets in excess of $200 million, which was computed daily and paid monthly. Corbyn no longer serves as the Fund’s administrator.

Effective July 1, 2005, the Fund entered into a Services Agreement with Corbyn to provide various administrative services. As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly. For the year ended December 31, 2005, the Fund incurred $93,423 in administrative fees to Corbyn.

At December 31, 2005, investors for whom Corbyn was investment adviser held 650,982 shares of the Fund’s common stock.

Both the Fund and Corbyn have entered into various Shareholder Servicing Agreements whereby a fee is paid to certain service agents who administer omnibus accounts for indirect shareholders of the Fund. Pursuant to provisions adopted by the Board of Directors, Corbyn has agreed to pay these fees directly. The Fund has agreed to reimburse Corbyn for the amount that the Fund would have been charged by its transfer agent for administering the accounts on an individual basis. The amount reimbursed to Corbyn is included in Transfer agent fees on the accompanying Statement of Operations. For the year ended December 31, 2005, such fees reimbursed by the Fund amounted to $63,333.

Greenspring Fund, Incorporated

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Greenspring Fund, Incorporated

Lutherville, Maryland

We have audited the accompanying statement of assets and liabilities of the Greenspring Fund, Incorporated (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2003 have been audited by other auditors, whose report dated January 21, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Greenspring Fund, Incorporated as of December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 15, 2006

Greenspring Fund, Incorporated

Basic Information About Fund Directors and Officers

(Unaudited)

The Board of Directors supervises the management of the Fund. The following list summarizes information on the directors and officers of the Fund for the past five years. The address of each is 2330 West Joppa Road, Suite 110, Lutherville, MD 21093. The Fund’s Statement of Additional Information contains additional information about Fund directors and is available, without charge, upon request, by calling the Fund at (800) 366-3863 or by e-mailing the Fund at greenspring@greenspringfund.com.

Name, Address and Age	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships
Term of Director Until next Annual Meeting of Stockholders and thereafter until a successor is elected. Term of Officer One year

Interested Directors/Officers
Charles vK. Carlson Date of Birth 11/30/59	President Chairman of the Board Chief Executive Officer Director	From March 1993 to present. From January 1994 to present. From February 1994 to present. From March 1987 to present.	President and Director of the Fund’s Adviser.	None

William E. Carlson Date of Birth 7/23/57	Director	From February 1994 to present.	President of Shapiro Sher Guinot & Sandler (a law firm) from February 1999 to present. Partner of Shapiro Sher Guinot & Sandler from February 1990 to present.	None

Michael J. Fusting Date of Birth 1/12/61	Sr. Vice President Chief Financial Officer Director	From May 1998 to present. From February 1994 to present. From March 1992 to present.	Managing Director of the Fund’s Adviser.	None

Michael T. Godack Date of Birth 1/24/54	Sr. Vice President Director	From March 1991 to present. From October 1982 to present.	Managing Director of the Fund’s Adviser.	None

Richard Hynson, Jr. Date of Birth 2/16/44	Director	From March 1985 to present.	Sr. Vice President and Managing Director of the Fund’s Adviser.	None

Name, Address and Age	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships
Term of Director Until next Annual Meeting of Stockholders and thereafter until a successor is elected. Term of Officer One year
Disinterested Directors
David T. Fu Date of Birth 6/2/56	Director	From May 1990 to present.

Managing Director of Kanturk Partners, LLP (a merchant bank) from February 2004 to present. Managing Director of Galway Partners LLP (a merchant bank) from May 2001 to January 2004. President of Telecom Practice (provides information technology services to the telecommunications industry and is a subsidiary of Iconixx Corp.) from November 2000 to May 2001.

None

Sean T. Furlong Date of Birth 11/2/65	Director	From March 2003 to present.

Director of Finance and Administration at the Gilman School from June 2003 to present. Director of Strategic Planning of Newell-Rubbermaid (marketer of consumer products) from August 2002 to May 2003. Division Controller of Cisco Systems (networking for Internet) from August 2000 to August 2002

None

Name, Address and Age	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships
Term of Director Until next Annual Meeting of Stockholders and thereafter until a successor is elected. Term of Officer One year
Disinterested Directors (con’t)
Michael P. O’Boyle Date of Birth 5/20/56	Director	From July 2000 to present.

Chief Operating Officer from July 2005 to present. Chief Financial Officer of The Cleveland Clinic Foundation (world-renowned non-profit provider of health care services, education and research) and The Cleveland Clinic Health System from October 2001 to June 2005. Executive Vice President and Chief Financial Officer of MedStar Health (a non-profit, community-based health care organization serving the Baltimore-Washington region) from April 1999 to October 2001.

None

Officers
Elizabeth Agresta Swam Date of Birth 5/13/67	Chief Compliance Officer Secretary and Treasurer	From July 2004 to present. From May 1998 to present.	Employee of the Fund’s Adviser from May 1998 to present.	None

GREENSPRING FUND, INCORPORATED

PERFORMANCE SINCE INCEPTION

(Unaudited)

Average annual total returns for the one, three, five and ten year periods ended December 31, 2005 were 6.57%, 15.01%, 9.53%, and 9.11%, respectively.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available at www.greenspringfund.com or by calling
1-800-366-3863 toll free. The Fund imposes a 2.00% redemption fee for shares held 60 days or less.

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.

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Greenspring Fund, Incorporated

2330 West Joppa Road, Suite 110

Lutherville, MD 21093

(410) 823-5353

(800) 366-3863

www.greenspringfund.com

The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12 month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or greenspring@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the Commission’s website at http://www.sec.gov. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s first and third quarter reports are available on its website at www.greenspringfund.com.

DIRECTORS	ADMINISTRATOR, FUND
Charles vK. Carlson, Chairman	ACCOUNTANT AND TRANSFER
William E. Carlson	AGENT
David T. Fu	U.S. Bancorp Fund Services, LLC
Sean T. Furlong	615 East Michigan Street
Michael J. Fusting	Milwaukee, WI 53202
Michael T. Godack
Richard Hynson, Jr.	DISTRIBUTOR
Michael P. O’Boyle	Quasar Distributors, LLC
615 East Michigan Street
OFFICERS	Milwaukee, WI 53202
Charles vK. Carlson
President and Chief Executive Officer	CUSTODIAN
U.S. Bank, N.A.
Michael J. Fusting	425 Walnut Street
Sr. Vice President and	Cincinnati, OH 45202
Chief Financial Officer

Michael T. Godack	INDEPENDENT REGISTERED
Sr. Vice President	PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Elizabeth Agresta Swam	1818 Market Street, Suite 2400
Chief Compliance Officer	Philadelphia, PA 19103
Secretary and Treasurer
LEGAL COUNSEL
INVESTMENT ADVISER	Kirkpatrick & Lockhart
Corbyn Investment Management, Inc.	Nicholson Graham LLP
2330 West Joppa Road, Suite 108	1601 K Street NW
Lutherville, MD 21093-7207	Washington, DC 20006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Sean T. Furlong is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2005	FYE 12/31/2004
Audit Fees	$18,000	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the

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board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2005	FYE 12/31/2004
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)          The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

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(b)         There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Greenspring Fund, Incorporated

By (Signature and Title)*	/s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date	March 10, 2006

By (Signature and Title)*	/s/ Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date	March 10, 2006

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